Subsequent events	12 Months Ended
	Mar. 31, 2021	Mar. 31, 2019
Subsequent events
Subsequent events

17.Subsequent events

(1)Acquisition

On May 25, 2021, the Group announced a definitive agreement to acquire 100% equity interest in Shenzhen Jisen Information Tech Limited (“Jisen Information”), an integrated financial education and service provider in China, for a total consideration of 2,900,000 newly issued ordinary shares of the Company. The transaction has been unanimously approved by the Company’s board of directors and is expected to be closed in August 2021.

(2)Redemption of fund

Up to July 12, 2021, the Group has received the total outstanding $5.6 million of redemption fund recorded in other receivables.

The Group has evaluated subsequent events through the issuance of the consolidated financial statements and noted that there are no other subsequent events.

16.Subsequent events

Reorganization

The reorganization of the Group's legal structure was completed on July 17, 2019 (Note 1).

Stock Consolidation

On April 22, 2020, our initial shareholders approved a consolidation and increase of share capital such that the authorized share capital of the company consists of $75,000 divided into 500,000,000 ordinary shares of $0.00015 par value each, resulting in an aggregate of 12,000,000 ordinary shares outstanding. On May 29, 2020, our shareholders approved a consolidation and increase of share capital such that the authorized share capital of the company consists of $100,000 divided into 500,000,000 ordinary shares of $0.0002 par value each, resulting in an aggregate of 9,000,000 ordinary shares outstanding.

Accordingly, all share and per share information have been retrospectively adjusted to reflect the effect of the stock consolidation for all periods presented.